Exhibit 10.2

AMENDMENT NO.  4 TO THE
FIVE YEAR REVOLVING CREDIT AGREEMENT

Dated as of May 7, 2008

AMENDMENT NO.  4 TO THE FIVE YEAR REVOLVING CREDIT AGREEMENT (this “Fourth Amendment”), among KBR HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Banks”), and Citibank, N.A., as paying agent (the “Agent”) for the Banks.

PRELIMINARY STATEMENTS

(1)   The Borrower, the Banks and the Agent have entered into a Five Year Revolving Credit Agreement, dated as of December 16, 2005 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Fourth Amendment have the same meanings as specified in the Credit Agreement.

(2)   The Borrower and the Required Banks have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended by replacing the amount “$50,000,000” in Section 2.19 (a) thereof with the amount “$25,000,000” .

SECTION 2.  Conditions of Effectiveness.  This Fourth Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and the Required Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Fourth Amendment and the consent attached hereto executed by each Relevant Party (other than the Borrower).  This Fourth Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3.  Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)           the representations and warranties contained in each Loan Document are correct on and as of the date hereof (except (i) those representations and warranties contained in (A) Section 4.01(i) of the Credit Agreement to the extent such matters are subject to, and covered by, (x) the Indemnity Agreement and (y) the Disclosed Litigation, and (B) Section 4.01(f) of the Credit Agreement and (ii) those other representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date) after giving effect to this Fourth Amendment, as though made on and as of the date hereof; and

(b)           no event has occurred and is continuing, after giving effect to this Fourth Amendment, which constitutes a Default or an Event of Default.

SECTION 5.  Reference to and Effect on the Loan Document.

(a)           On and after the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fourth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.  Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 7.  Execution in Counterparts.  This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Fourth Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

SECTION 8.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KBR HOLDINGS, LLC

By
Title:

CITIBANK, N.A.,
as Paying Agent and as Bank

By
Title:

ABU DHABI INTERNATIONAL BANK INC.

By:
Name:
Title:

By:
Name:
Title:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK (USA), NATIONAL ASSOCIATION

By:
Name:
Title:

ING BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.

By:
Name:
Title:

LLOYDS TSB BANK PLC

By:
Name:
Title:

By:
Name:
Title:

MERRILL LYNCH BANK USA

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

NATIONAL BANK OF KUWAIT, S.A.K.

By:
Name:
Title:

By:
Name:
Title:

RAYMOND JAMES BANK, FSB

By:
Name:
Title:

STANDARD CHARTERED BANK

By:
Name:
Title:

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. – HOUSTON AGENCY

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

UBS LOAN FINANCE LLC

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:

CONSENT

Dated as of May 7, 2008

The undersigned, one of the Relevant Parties referred to in the Credit Agreement referred to in the foregoing Fourth Amendment, hereby consents to such Fourth Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Fourth Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Fourth Amendment, each reference in each Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Fourth Amendment ..

KBR, INC.
KELLOGG BROWN & ROOT LLC (fka KELLOGG BROWN & ROOT, INC.)
KELLOGG BROWN & ROOT SERVICES, INC.
KELLOGG BROWN & ROOT
INTERNATIONAL, INC.

By:
Name:
Title: